UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Applied Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 12, 2020.
APPLIED MATERIALS, INC.
Meeting Information
Meeting Type:
Annual Meeting of Shareholders
For holders as of:
January 16, 2020
Date: March 12, 2020 Time: 11:00 a.m., Pacific Time
Location:
Applied Materials, Inc.
Corporate Offices
3050 Bowers Avenue
Building I
Santa Clara, California 95054
You are receiving this communication because you hold shares in Applied Materials, Inc. as of the record date.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
3225 OAKMEAD VILLAGE DRIVE P.O. BOX 58039, M/S 1241 SANTA CLARA, CA 95054
E88860-Z76235
proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS
How to View Online:
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How To Vote
Please Choose One of the Following Voting Methods
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E88861-Z76235

VOTING ITEMS
The Board of Directors recommends you vote FOR all of the nominees listed below and FOR proposals 2, 3 and 4:
1. Election of Directors
Nominees:
1a. Judy Bruner
1b. Xun (Eric) Chen
1c. Aart J. de Geus
1d. Gary E. Dickerson
1e. Stephen R. Forrest
1f. Thomas J. Iannotti
1g. Alexander A. Karsner
1h. Adrianna C. Ma
1i. Yvonne McGill
1j. Scott A. McGregor
2. Approval, on an advisory basis, of the compensation of Applied Materials’ named executive officers for fiscal year 2019.
3. Ratification of the appointment of KPMG LLP as Applied Materials’ independent registered public accounting firm for fiscal year 2020.
4. Approval of an amendment and restatement of Applied Materials’ Certificate of Incorporation to allow shareholders to act by written consent.
NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.
E88862-Z76235

E88863-Z76235